UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 09, 2023

Sonendo, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40988	20-5041718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26061 Merit Circle, Suite 102
Laguna Hills, California		92653
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 766-3636

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Sonendo, Inc. (the “Company”) intends to participate in certain investor meetings during the week of January 9, 2023, at which the Company will discuss its business and strategy, and expects to affirm its prior guidance for fiscal year 2022, as set forth below.

As previously disclosed, the Company expects full year 2022 total revenue to be in the range of $40.5 million to $42.5 million, representing annual growth between 22% and 28%.

The financial guidance provided by the Company is based on information available to the Company as of January 9, 2023 and is subject to completion of the Company’s year-end financial closing procedures and audit by the Company’s independent registered public accounting firm, which have not yet been performed. These customary closing procedures could cause actual results to differ materially from management’s guidance. You are cautioned not to rely on management’s guidance being achieved when making an investment decision in the Company’s securities. The Company expects to publish its financial results for the fiscal year ended December 31, 2022 in March 2023.

Item 7.01 Regulation FD Disclosure.

A copy of the presentation to be used during the investor meetings is attached hereto as Exhibit 99.1 and is incorporated herein by reference. From time to time after the date of this Current Report on Form 8-K, the Company may use the presentation with investors, analysts and others.

The presentation materials will be available online on the Company’s corporate website at www.sonendo.com under the “Investor Relations – Latest Events & Presentation” section.

The information contained in Items 2.02 and 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

In addition to background and historical information, this Current Report on Form 8-K contains “forward-looking statements” based on the Company’s current expectations, forecasts and beliefs, including the Company’s expectations with respect to financial information for fiscal year 2022. These forward-looking statements are subject to inherent uncertainties, risks, and assumptions that are difficult to predict, including risks related to the preliminary nature of the Company’s fiscal year 2022 financial information, which is subject to completion of the Company’s year-end closing procedures, and other risks and uncertainties described more fully in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (SEC) on March 23, 2022 under the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation”, as well as any reports that we may file with the SEC in the future. Forward-looking statements contained in this report are based on information available to the Company as of the date hereof. The Company undertakes no obligation to update such information except as required under applicable law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release and should not be relied upon as prediction of future events. In light of the foregoing, investors are urged not to rely on any forward-looking statement in reaching any conclusion or making any investment decision about any securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Sonendo, Inc. presentation dated January 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONENDO, INC.

Date:	January 9, 2023.	By:	/s/ Bjarne Bergheim
Bjarne Bergheim President and Chief Executive Officer